SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) DECEMBER 18, 2001
                                                        -----------------

                       BENCHMARK TECHNOLOGY CORPORATION
        -----------------------------------------------------------------
                  (Exact name of registrant as specified in Charter)


          NEVADA                     000-31715                91-2007478
(State  or other jurisdiction       (Commission             (IRS employer
 of  incorporation)                  file  no.)          identification  no.)



 612  LITTLE  JOHN,  HOUSTON,  TX                                77024
---------------------------------------                         --------
(Address  of  Principal  Executive Offices)                    (Zip Code)


        Registrant's telephone number, including area code (713) 524-3425
                                                           --------------

 ITEM  5.  OTHER  EVENTS.

     On December 18, 2001, William D. DePriest II resigned as the President, Chief Executive Officer, Chief Financial Officer and a member of the Board of Directors of Benchmark Technology Corporation (the "Registrant"). On that same date, the Registrant appointed LaDonna Tebo, Secretary and Director of the Registrant, to also serve as the President and Chief Financial Officer of the Registrant.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                   BENCHMARK  TECHNOLOGY  CORPORATION


                   By:  /s/ LaDonna  Tebo
                      --------------------
                   Name:    LaDonna  Tebo
                   Title:   President, Secretary and Chief Financial Officer




Dated:  December  18,  2001